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                                                                    Exhibit 10.6

                                                                [Execution Copy]


         SEVENTH AMENDMENT TO LOAN AGREEMENT AND AMENDMENT TO NOTES


         THIS SEVENTH AMENDMENT TO LOAN AGREEMENT AND AMENDMENT TO NOTES (herein called the "Amendment") is entered into as of April 17, 2001, by and among Hispanic Television Network, Inc., a Delaware corporation ("Borrower") and Goff Moore Strategic Partners, L.P. and GAINSCO, Inc. (collectively, "Majority Lenders"), representing all Lenders, as defined in the Original Loan Agreement defined below.

                              W I T N E S S E T H:

         WHEREAS, Borrower, Majority Lenders and the other Lenders set forth therein entered into that certain Loan Agreement dated as of July 25, 2000 (as amended, supplemented or modified to the date hereof, the "Original Loan Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided and pursuant to which Borrower issued certain notes to the Lenders in the amounts as set forth in the Lenders Schedule (collectively, as amended to the date hereof, the "Original Notes");

         WHEREAS, Borrower and Majority Lenders previously entered into (i) that certain Fifth Amendment to Loan Agreement and Amendment to Notes dated as of January 31, 2001 (the "Fifth Amendment"), and (ii) that certain Sixth Amendment to Loan Agreement dated as of February 7, 2001 (the "Sixth Amendment"; the Fifth Amendment and the Sixth Amendment are herein collectively called the "Restructuring Amendments"), pursuant to which Borrower and Majority Lenders restructured the Original Loan Agreement;

         WHEREAS, the facts surrounding the terms of the Restructuring Amendments have changed and the Original Loan Agreement and Original Notes require additional restructuring;

         WHEREAS, Borrower and Majority Lenders desire to amend the Original Loan Agreement and the Original Notes for the purpose set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         Section 1.1. TERMS DEFINED IN THE ORIGINAL LOAN AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

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         Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

         "AMENDMENT" means this Seventh Amendment to Loan Agreement and Amendment to Notes.

         "LOAN AGREEMENT" means the Original Loan Agreement as amended hereby.

         "NOTES" means the Original Notes as amended hereby.


                                   ARTICLE II.

                      AMENDMENTS TO ORIGINAL LOAN AGREEMENT

         Section 2.1. MANDATORY PREPAYMENTS. Sections 2.5(b) through (e) of the Original Loan Agreement are hereby deleted in their entirety and replaced with the following:

                  "(b) The Company shall make the following prepayments to the Lenders (pro rata in accordance with Section 2.4), each such prepayment to be applied first to accrued and unpaid interest on the unpaid principal balance of the Loan, and the remainder, if any, to any unpaid principal balance:

                       (i) On or before April 30, 2001, an amount equal to at least $1,000,000;

                       (ii) On or before May 31, 2001, an additional amount equal to at least $1,000,000;

                       (iii) On or before June 30, 2001, an additional amount
                  equal to at least $500,000; and

                       (iv) On or before July 31, 2001, an additional amount equal to at least $500,000.

                  (c) The Company shall prepay to the Lenders (pro rata in accordance with Section 2.4) twenty-five percent (25%) of all equity (net of actual expenses incurred with respect thereof) raised by the Company which is in excess of the equity payments required to be raised by the Company in the definition of "Maturity Date", to be applied first to accrued and unpaid interest on the unpaid principal balance of the Loan, and the remainder, if any, to any unpaid principal balance. Each prepayment pursuant to this subsection shall be due and payable immediately upon the Company's receipt of the equity proceeds described herein, and is in addition to amounts required to be prepaid to Lenders pursuant to Section 2.5(b).


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                  (d) Any principal or interest prepaid pursuant to this Section
         2.5 shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents."

         Section 2.2. INDEBTEDNESS. Section 5.19 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "5.19. INDEBTEDNESS. No Restricted Person will in any manner owe or be liable for Indebtedness except Permitted Indebtedness; PROVIDED THAT the aggregate outstanding principal amount of Permitted Indebtedness at any time shall not exceed $11,300,000 (the amount of such Permitted Indebtedness which is allowed hereunder and which exists, from time to time, being herein referred to as "Total Allowed Debt") and PROVIDED THAT the Total Allowed Debt shall be decreased by any amounts which are used to repay Permitted Indebtedness upon any such repayment."

         Section 2.3. INVESTMENTS. Section 5.24 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "5.24. LIMITATION ON INVESTMENTS AND NEW BUSINESSES. The Company will not (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, or (c) make any acquisitions of or capital contributions to or other Investments in any Person or property, other than Permitted Investments. Notwithstanding anything else in this Section 5.24, the Company may pursue alliance relationships with third parties and acquire television stations."

         Section 2.4. DEFINITIONS. The following definitions in Article 7 of the Original Loan Agreement are hereby deleted in their entirety and replaced with the following:

                  "Maturity Date" shall mean the following:

                       (a) April 30, 2001, if the following clause (b) is not satisfied to Lenders' satisfaction;

                       (b)   May 31, 2001, if, on or before April 30, 2001:

                             (i) the Company raises an amount equal to or greater than $1,500,000 in equity (net of actual expenses incurred with respect thereof) and the Company provides evidence of the Company's receipt of such equity payment in form satisfactory to Lenders, and

                             (ii) the Company has made all prepayments of principal and interest required pursuant to Sections 2.5(b)(i) and 2.5(c) of this Agreement, and


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                             (iii) the Company has delivered to Bank of
                       America, N.A. or such other institution as reasonably satisfactory to Majority Lenders, an amount equal to all outstanding principal, accrued and unpaid interest and other Obligations payable to Lenders to be held in escrow by Bank of America, N.A. or such other institution, and

                             (iii) the Company has paid Thompson & Knight
                       L.L.P. for all fees and expenses incurred in connection with the Loan Agreement and other Loan Documents, including all amendments thereto;

                       (c)   June 30, 2001, if:

                             (i) the Company satisfied section (b) of this
                       definition, and

                             (ii) on or before May 31, 2001, (A) the Company raises an additional amount equal to or greater than $1,500,000 in equity (net of actual expenses incurred with respect thereof) and the Company provides evidence of the Company's receipt of such equity payment in form satisfactory to Lenders and (B) the Company has made all prepayments of principal and interest required pursuant to Sections 25(b)(ii) and 2.5(c) of this Agreement;

                       (d)   July 31, 2001, if:

                            (i) the Company satisfied section (c) of this definition, and

                             (ii)  on or before June 30, 2001, (A) the
                       Company raises an additional amount equal to or greater than $1,000,000 in equity (net of actual expenses incurred with respect thereof) and the Company provides evidence of the Company's receipt of such equity payment to Lenders in form satisfactory to Lenders and (B) the Company has made all prepayments of principal and interest required pursuant to Sections 2.5(b)(iii) and 2.5(c) of this Agreement;

                       (e)   August 31, 2001, if:

                             (i) the Company satisfied section (d) of this definition, and

                             (ii)  on or before July 31, 2001, (A) the
                       Company raises an additional amount equal to or greater than $1,000,000 in equity (net of actual expenses incurred with respect thereof) and the Company provides evidence of the Company's receipt of such equity payment to Lenders in form satisfactory to Lenders and (B) the Company has made all


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                       prepayments of principal and interest required pursuant
                       to Sections 2.5(b)(iv) and 2.5(c) of this Agreement;

                  In no event shall the Maturity Date exceed August 31, 2001.

         "Permitted" Indebtedness" means the following: (a) the Obligations.

                  (b) unsecured Indebtedness between the Company and its Subsidiaries arising in the ordinary course of business.

                  (c) Indebtedness owed by the Company or its Subsidiaries which is subordinated to the Obligations upon terms and conditions satisfactory to Majority Lenders.

                  (d) outstanding Indebtedness of the Company and of any of the Company's Subsidiaries on the Closing Date, but excluding any renewals or extensions of such Liabilities."

         Section 2.5. DELETED DEFINITIONS. The definitions of "CN", "CN Acquisition", "Extension Conditions", "Gorriti", "Initial $500,000 Payment" and "Initial Gorriti Payment" are hereby deleted from Article VII of the Original Loan Agreement.

         Section 2.6. ACKNOWLEDGMENT OF RATE OF INTEREST. Borrower hereby acknowledges and agrees that, since February 1, 2001, interest on the Notes has accrued at a rate of thirteen percent (13%) per annum.

                                  ARTICLE IIA.

                          Amendment to Original Notes.

         Section 2.1A. AMENDMENT. The second paragraph of each Original Note is hereby deleted in its entirety and replaced with the following:

                  "The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Maturity Date (as such term is defined in the Loan Agreement). From the date hereof through January 31, 2001, the principal amount of the Loan (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the rate of twelve percent (12%) per annum, calculated on the basis of actual days elapsed and a year of 360 days. From February 1, 2001, until the maturity hereof, the principal amount of the Loan and all accrued and unpaid interest (exclusive of any past due principal or interest) from time to time outstanding shall bear interest at the rate of thirteen percent (13%) per annum, calculated


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         on the basis of actual days elapsed and a year of 365 days. All past due principal of and interest on this Note shall bear interest on each day outstanding at the rate of sixteen percent (16%) per annum, calculated on the basis of actual days elapsed and a year of 365 days, and such interest shall be due and payable daily as it accrues."

                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

         Section 3.1. EFFECTIVE DATE. This Amendment shall become effective when, and only when:

         (a) Majority Lenders shall have received, at Majority Lenders' office, a counterpart of each of the following documents, executed and delivered by
Borrower:

             (i)  this Amendment;

             (ii) an Amendment to Warrant in favor of each Lender, in the form of Exhibit A hereto; and

         (b) Majority Lenders shall have received such other supporting documents as Majority Lenders may reasonably request.

         Section 3.2. EXPENSES OF COUNSEL. In connection with this Amendment, Borrower shall have the obligation to reimburse the Majority Lenders for the fees and expenses of their counsel and for all recording fees incurred in connection herewith. The Company shall pay this amount to Majority Lenders on or prior to April 30, 2001.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Majority Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that:

         (a) The Company has heretofore made a full disclosure to Majority Lenders of its financial position, including full disclosure (either in writing or orally) of all monetary and covenant defaults to the Loan Agreement and other Loan Documents which exist on the date hereof. Furthermore, the Company hereby represents and warrants that all representations and warranties contained in
Article III of the Original Loan Agreement are true and correct at and as of the date hereof, except to the extent that (i) the facts on which such representations and warranties are based have been changed by the extension of credit under the Loan Agreement or (ii) with respect to Section 3.6 of the Loan Agreement, the Company has incurred certain trade debt in the ordinary course of its business, which trade debt has been outstanding for periods that


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may be in excess of regular aging limits, and which trade debt will be paid by the Company within 90 days of the date hereof.

         (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and thereunder.

         (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

         (d) When duly executed and delivered, this Amendment will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                                   ARTICLE V.

                                  MISCELLANEOUS

         Section 5.1. RATIFICATION OF AGREEMENTS. The Original Loan Agreement, as hereby amended is hereby ratified and confirmed in all respects. The Original Notes, as hereby amended, are hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Loan Agreement as hereby amended. Any reference to the Notes in any Loan Document shall be deemed to be a reference to the Original Notes as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

         Section 5.2. RELEASE OF CLAIMS. Borrower hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which Borrower or any of its Subsidiaries may have or


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claim to have against Lenders or any of their affiliates, agents, employees, officers, directors, representatives, attorneys, successors, or assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including without limitation any Claims arising with respect to the Obligations, the Loan Agreement or any Loan Documents. Borrower hereby releases, acquits, and forever discharges the Lender Released Parties from any and all Claims that Borrower or any such Subsidiary may have or claim to have, relating to or arising out of or in connection with the Obligations, the Loan Agreement or any Loan Documents or any other agreement or transaction contemplated hereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Borrower further agrees forever to refrain and to cause each of its Subsidiaries to refrain from commencing, instituting, or prosecuting any lawsuit, action, or other proceeding against any Lender Released Parties with respect to any and all Claims.

         Section 5.3. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full and all obligations under the Loan Documents are performed in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

         Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


      [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                   BORROWER:

                                   HISPANIC TELEVISION NETWORK, INC.



                                   By:
                                      ---------------------------------------
                                         Name:
                                         Title:


                                   MAJORITY LENDERS:

                                   GOFF MOORE STRATEGIC PARTNERS, L.P.

                                   By:  GMSP Operating Partners, L.P., its
                                   general partner

                                   By:  GMSP, L.L.C.


                                   By:
                                      ---------------------------------------
                                         J. Randall Chappel, Principal

                                   GAINSCO, INC.


                                   By:
                                      ---------------------------------------
                                         Name:
                                         Title: